Schedule of Carrying Amount and Classification of Assets and Liabilities as Consolidated (Detail) (NorthStar 3 LLC, USD $) In Thousands, unless otherwise specified	Mar. 31, 2013	Dec. 31, 2012
NorthStar 3 LLC
Variable Interest Entity [Line Items]
Cash and Cash Equivalents	$ 8	$ 14
Wells and Facilities in Progress	4,567	4,559
Total Assets	4,575	4,573
Accounts Payable	0	6
Note Payable	4,633	4,633
Total Liabilities	$ 4,633	$ 4,639